EXHIBIT 24
















                                 Power of Attorney

                             POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints T.C. Frost, Richard W. Evans, Jr. and Phillip D.
Green, and each of them, his true and lawful attorneys-in-fact and agents, and with power of substitution and resubstitution, for him and in his name, place and stead, and in any and all capacities, to sign the Annual Report on Form 10-K of Cullen/Frost Bankers, Inc. for the fiscal year ended December 31, 1996, to sign any and all amendments thereto, and to file such Annual Report and amendments, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Signatures                            Title                      Date
------------------------------- ---------------------------- ------------------
/s/T.C. Frost                   Senior Chairman of the Board   January 28, 1997
-------------------------------  Chief Executive Officer and   ----------------
(T.C. Frost)                              Director


/s/Richard W. Evans, Jr.          Chairman of the Board and    January 28, 1997
-------------------------------           Director             ----------------
(Richard W. Evans, Jr.)


/s/Robert S. McClane                President and Director     January 28, 1997
-------------------------------                                ----------------
(Robert S. McClane)


/s/Isaac Arnold, Jr.                      Director             January 28, 1997
-------------------------------                                ----------------
(Isaac Arnold, Jr.)


/s/Royce S. Caldwell                      Director             January 28, 1997
-------------------------------                                ----------------
(Royce S. Caldwell)


/s/Ruben R. Cardenas                      Director             January 28, 1997
-------------------------------                                ----------------
(Ruben R. Cardenas)


/s/Henry E. Catto                         Director             January 28, 1997
-------------------------------                                ----------------
(Henry E. Catto)


/s/Harry H. Cullen                        Director             January 28, 1997
-------------------------------                                ----------------
(Harry H. Cullen)


/s/Roy H. Cullen                          Director             January 28, 1997
-------------------------------                                ----------------
(Roy H. Cullen)


/s/Eugene H. Dawson, Sr.                  Director             January 28, 1997
-------------------------------                                ----------------
(Eugene H. Dawson, Sr.)


                                          Director             January 28, 1997
-------------------------------                                ----------------
(Ruben M. Escobedo)

Signatures                            Title                      Date
------------------------------- ---------------------------- ------------------
/s/W.N. Finnegan, III                     Director             January 28, 1997
-------------------------------                                ----------------
(W.N. Finnegan III)


/s/James W. Gorman, Jr.                   Director             January 28, 1997
-------------------------------                                ----------------
(James W. Gorman, Jr.)


/s/James L. Hayne                         Director             January 28, 1997
-------------------------------                                ----------------
(James L. Hayne)


/s/Richard M. Kleberg, III                Director             January 28, 1997
-------------------------------                                ----------------
(Richard M. Kleberg, III)


/s/Ida Clement Steen                      Director             January 28, 1997
-------------------------------                                ----------------
(Ida Clement Steen)


/s/Curtis Vaughan, Jr.                    Director             January 28, 1997
-------------------------------                                ----------------
(Curtis Vaughan, Jr.)



/s/Mary Beth Williamson                   Director             January 28, 1997
-------------------------------                                ----------------
(Mary Beth Williamson)



/s/Phillip D. Green               Executive Vice President     January 28, 1997
-------------------------------  and Chief Financial Officer   ----------------
(Phillip D. Green)